UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2016

XFIT BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55372	47-1858485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25731 Commercentre Drive, Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 916-9680

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 19, 2016, XFit Brands, Inc. (the “Company”), filed an initial Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”) reporting the acquisition (the “Acquisition”) of the assets of Environmental Turf Services, LLC(“EnviroTurf”) pursuant to a definitive Asset Purchase Agreement dated October 10, 2016 (the “Purchase Agreement”) between the Company and EnviroTurf.

This Current Report on Form 8-K/A is being filed to amend the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Businesses Acquired

The following financial statements are filed with this Form 8-K and are incorporated herein by reference:

Exhibit 99.1	●	Audited balance sheet of EnviroTurf as of December 31, 2015 and 2014 and the related statements of operations andmembers’ deficit and cash flows for the years then ended;

Exhibit 99.2	●	Unaudited balance sheet of EnviroTurf as of June 30, 2016 and September 30, 2016 and the related statements of operations and members’ deficit and cash flows for the six and three month periods then ended.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this Form 8-K as exhibit 99.3 and are incorporated herein by reference:

●	Pro forma condensed consolidated balance sheet of the Company and EnviroTurf as of June 30, 2016 and September 30, 2016 as if the Acquisition occurred July 1, 2015;

●	Pro forma condensed consolidated statements of operations of the Company and EnviroTurf for the year ended June 30, 2016 and the three months ended September 30, 2016 as if the Acquisition occurred July 1, 2015; and

●	Notes to condensed pro forma consolidated statements of operations and balance sheet.

Additional Exhibit

Exhibit 23.1	Consent of Accell Audit & Compliance, P.A. to the incorporation of their report on the financial statements of Environmental Turf Services, LLC in the Company’s Registration Statement on Form S-8, Commission File No. 333-214891

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XFIT BRANDS, INC.

(Registrant)

Date: December 28, 2016	By:	/s/ David E. Vautrin
David E. Vautrin
Chief Executive Officer